Prospectus Supplement Dated November 30, 2021 for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CCVUL Elite            Lincoln Corporate Variable 4
Lincoln Corporate Variable 5   Lincoln CVUL Series III Elite
                                  Lincoln Corporate Exec VUL

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY SEPARATE ACCOUNT S FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

Lincoln Corporate Variable 5 Lincoln CCVUL Elite	Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The name of the following fund will be changed effective December 6, 2021. There are no changes to the fees or investment objectives. All other information about the funds can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

Wells Fargo VT Discovery Fund	Allspring VT Discovery Fund

The name of the following fund will be changed effective December 31, 2021. There are no changes to the fees or investment objectives. All other information about the funds can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

Goldman Sachs VIT Global Trends Allocation Fund	Goldman Sachs VIT Trend Driven Allocation Fund

Please retain this Supplement for future reference.